EXHIBIT 99.1
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[PARAGON TECHNOLOGIES, INC. LOGO]                                           NEWS
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FOR:             PARAGON TECHNOLOGIES, INC.

CONTACTS:        Len Yurkovic, President and CEO
                 610-252-3205
                 610-252-3102 (Fax)
                 www.ptgamex.com



                     PARAGON TECHNOLOGIES ANNOUNCES ADDITION
                            TO ITS BOARD OF DIRECTORS
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EASTON, PA -- September 21, 2005 -- Paragon Technologies, Inc. (AMEX:PTG), a
leading supplier of "smart" material handling solutions, including systems, technologies, products and services, announced today that Joel L. Hoffner has been appointed to the Board of Directors of Paragon Technologies, Inc. to fill a vacancy created when Steven Shulman resigned as a director of the Company on August 8, 2005.

Mr. Hoffner, age 61, previously served as Vice President of Product Management (June 1992 - June 1995), Vice President of Engineering (May 1987 - January
1988), and Director of Engineering (July 1985 - May 1987) at SI Handling Systems, Inc., a Paragon Technologies predecessor Company. He has also served as CEO and founder of SI/BAKER, INC., the joint venture between Paragon Technologies, Inc. and Automated Prescription Systems, Inc. that provided order fulfillment systems to the mail order pharmacy market.

Most recently, Mr. Hoffner was President of E&E Corporation and is currently Managing Director of The QTX Group. Both companies provide consultative due diligence and enterprise evaluation services to investment banking institutions worldwide, to process and manufacturing industries, and to warehousing and distribution operations.


                                     [MORE]


We Build Productivity                                          [SI SYSTEMS LOGO]
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      PARAGON TECHNOLOGIES, INC. o 600 Kuebler Road o Easton, PA 18040-9295
                        o 610.252.3205 o Fax 610.252.3102
                                 www.ptgamex.com


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Mr. Hoffner is a cum laude graduate of Lehigh University with a B.S. in
Electrical Engineering and a native resident of Bethlehem, PA.


About Paragon Technologies

Paragon Technologies is a leader in integrating material handling systems and creating automated solutions for material flow applications. SI Systems' Production & Assembly and Order Fulfillment branded technologies and material handling solutions address unit assembly handling and order fulfillment applications. One of the top material handling systems suppliers worldwide, SI Systems leading clients have included the United States Postal Service, General Motors, BMG, Ford, Peterbilt, Harley-Davidson, and Walgreens.

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Cautionary Statement. Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities and Exchange Commission rules, regulations and releases. Paragon intends that such forward-looking statements be subject to the safe harbors created hereby. Among other things, the forward-looking statements regard Paragon's earnings, liquidity, financial condition, review of strategic alternatives, and other matters. Words or phrases denoting the anticipated results of future events, such as "anticipate," "does not anticipate," "should help to," "believe," "estimate," "is positioned," "expects," "may," "will," "is expected," "should," "continue," and similar expressions that denote uncertainty, are intended to identify such forward-looking statements. Paragon's actual results, performance, or achievements could differ materially from the results expressed in, or implied by, such "forward-looking statements:" (1) as a result of factors over which Paragon has no control, including the strength of domestic and foreign economies, sales growth, competition, and certain cost increases; and (2) if the factors on which Paragon's conclusions are based do not conform to its expectations. Furthermore, achievement of the objectives of the Company following the sale of Ermanco is subject to risks associated with business disruption resulting from the announcement of the sale and other risks outlined in Paragon's filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2004 and the most recent quarterly report on Form 10-Q for the quarter ended June 30, 2005.

     This press release and prior releases are available at www.ptgamex.com.